SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                              January 26, 2001


                              US Airways, Inc.
                      (Commission file number: 1-8442)
           (Exact name of registrant as specified in its charter)

           Delaware                                53-0218143
   (State of incorporation)            (I.R.S. Employer Identification No.)


                              US Airways, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Not applicable.
      (b)   Not applicable.
      (c)   Exhibits.  See exhibit list below.

      The following documents are being filed as Exhibits in connection with, and incorporated by reference into, US Airways, Inc.'s Registration Statement on Form S-3 (Registration No. 333-47348). The Registration Statement, and a Prospectus Supplement, dated January 19, 2001, to the Prospectus, dated October 5, 2000, relate to the offering of US Airways, Inc. Pass Through Certificates, Series 2001-1G.


Reg. No.
333-47348
Exhibit No.    Document
-----------    --------
4.1            Pass Through Trust Agreement, dated as of October 5, 2000, between State Street Bank and Trust Company of Connecticut,
               National Association, as Pass Through Trustee and US
               Airways, Inc.*

4.2 Pass Through Trust Supplement No. 2001-1G, dated as of January 26, 2001, between State Street Bank and Trust Company of Connecticut, National Association, as Class G Pass Through Trustee, and US Airways, Inc.+

4.3 Financial Guaranty Insurance Policy, Policy No. 34154, dated January 26, 2001, issued by MBIA Insurance Corporation, for the benefit of State Street Bank and Trust Company of Connecticut, National Association as Subordination Agent, as agent for the Class G Pass Through Trustee+

4.4 Deposit Agreement (Class G), dated as of January 26, 2001, between First Security Bank, National Association, as Escrow Agent, and ABN AMRO Bank, N.V., as Depositary +

4.5 Revolving Credit Agreement (Class G), dated as of January 26, 2001, between State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, as Subordination Agent, and Citibank, N.A., as Liquidity Provider+

4.6 Intercreditor Agreement, dated as of January 26, 2001, among State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustees and as Subordination Agent, MBIA Insurance Corporation, as Policy Provider and Citibank, N.A., as Liquidity Provider+

4.7 Escrow and Paying Agent Agreement (Class G), dated as of January 26, 2001, among First Security Bank, National Association, as Escrow Agent, Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Chase Securities Inc., Credit Lyonnais Securities (USA) Inc. and Deutsche Banc Alex. Brown Inc., as Underwriters, and State Street Bank and Trust Company of Connecticut, National Association, as Class G Pass Through Trustee and as Paying Agent+

4.8 Note Purchase Agreement, dated as of January 26, 2001, among US Airways, Inc., State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustees, Subordination Agent, and as Paying Agent, and First Security Bank, National Association, as Escrow Agent +

4.9 Exhibit A-1A to Note Purchase Agreement - Form of Basic Leased Aircraft Participation Agreement+

4.10 Exhibit A-1B to Note Purchase Agreement - Form of Special Leased Aircraft Participation Agreement+

4.11           Exhibit A-2A to Note Purchase Agreement - Form of Basic
               Lease+

4.12           Exhibit A-2B to Note Purchase Agreement - Form of Special
               Lease+

4.13 Exhibit A-3A to Note Purchase Agreement - Form of Basic Leased Aircraft Indenture+

4.14 Exhibit A-3B to Note Purchase Agreement - Form of Special Leased Aircraft Indenture+

4.15 Exhibit A-4 to Note Purchase Agreement - Form of Leased Aircraft Purchase Agreement Assignment+

4.16 Exhibit A-5A to Note Purchase Agreement - Form of Basic Leased Aircraft Trust Agreement+

4.17 Exhibit A-5B to Note Purchase Agreement - Form of Special Leased Aircraft Trust Agreement+

4.18 Exhibit A-6 to Note Purchase Agreement - Form of Leased Aircraft French Pledge Agreement+

4.19 Exhibit C-1 to Note Purchase Agreement - Form of Owned Aircraft Participation Agreement+

4.20           Exhibit C-2 to Note Purchase Agreement - Form of Owned
               Aircraft Indenture+

4.21 Exhibit C-3 to Note Purchase Agreement - Form of Owned Aircraft Purchase Agreement Assignment+

4.22 Exhibit C-4 to Note Purchase Agreement - Form of Owned Aircraft French Pledge Agreement+

4.23           Class G Global Certificates+

4.24 Underwriting Agreement, dated as of January 19, 2001, among US Airways, Inc., Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Chase Securities Inc., Credit Lyonnais Securities (USA) Inc. and Deutsche Banc Alex. Brown Inc.+


+     Filed herewith.
* Previously filed. See Registration Statement on Form S-3, filed with the Securities and Exchange Commission on October 5, 2000.




                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              US Airways, Inc. (REGISTRANT)


Date:  January 26, 2001       By: /s/ Anita P. Beier
                                  ----------------------------------
                                  Anita P. Beier
                                  Vice President and Controller
                                  (Chief Accounting Officer)





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